                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 30, 2004
                                (MARCH 30, 2004)

                        MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

MICHIGAN                                            38-2626206
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)

                                     1-14094
                            (COMMISSION FILE NUMBER)


26600 TELEGRAPH ROAD, STE. 300
SOUTHFIELD, MICHIGAN                                    48034
(ADDRESS OF PRINCIPAL                                 (ZIP CODE)
EXECUTIVE OFFICES)


                                  (248)358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.     OTHER EVENTS

On March 30, 2004, Meadowbrook Insurance Group, Inc. issued a press release announcing that the Company's Chairman and Founder has established a personal stock sale plan in accordance with SEC Rule 10b5-1, under which he will sell up to 550,000 shares of his holdings in a regular and orderly manner over the course of the next four months. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  a.       None.

                  b.       None.

                  c. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

                           99.1     Press Release, dated March 30, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2004                 MEADOWBROOK INSURANCE GROUP, INC.
                                      (REGISTRANT)



                                      By:      /s/ Karen M. Spaun
                                      ----------------------------------------
                                               Karen M. Spaun, Chief Financial
                                               Officer

                                  EXHIBIT INDEX


EXHIBIT NO.        DOCUMENT DESCRIPTION

   99.1            Press Release, dated March 30, 2004.